UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 4, 2008	000-51068
Date of Report (Date of earliest event reported)	Commission File Number

YUKON GOLD CORPORATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	52-2243048
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

55 York Street
Suite #401
Toronto, Ontario M5J 1R7
(Address of Principal Executive Offices) (Zip Code)

(416) 865-9790
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into an Amendment to Material Definitive Agreement

As of December 4, 2008 Yukon Gold Corporation, Inc. (the "Company") and Atna Resources Ltd. ("Atna") entered into a letter agreement (the "Amendment Agreement") amending the purchase agreement by which the Company acquired its Marg Property (the "Marg Acquisition Agreement"). Under the terms of the Marg Acquisition Agreement the Company is required to pay to Atna CDN$200,000 (in cash or shares of the Company’s common stock) on December 12, 2008. In lieu of making such payment, the Amendment Agreement permits the Company to pay Atna CDN$25,000 in cash on December 12, 2008 and CDN$225,000 (payable in cash or shares of the Company’s common stock) on April 30, 2009.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(a)         Financial Statements of Business Acquired.

Not applicable.

(b)         Pro Forma Financial Information.

Not applicable.

(c)         Shell Company Transaction.

Not applicable.

(d)         Exhibits.

Exhibit	Exhibit Description

10.1	Letter Agreement dated as of December 4, 2008 between Atna Resources Ltd. and Yukon Gold Corporation, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUKON GOLD CORPORATION, INC.

Date: December 4, 2008	By:	/s/	Ronald K. Mann
		Name:	Ronald K. Mann
		Title:	President